UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 4, 2024

Date of Report (Date of earliest event reported)

SUNSTOCK, INC.

(Exact name of registrant as specified in its charter)

000-54830

(Commission File Number)

Delaware	46-1856372
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

111 Vista Creek Circle, Sacramento, CA	95835
(Address of principal executive offices)	(Zip Code)

916-860-9622

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SSOK	None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On October 31, 2024, the Board of Directors of Sunstock, Inc. (“Sunstock”) approved the engagement of TAAD, LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ended December 31, 2024, effective immediately.

On September 6, 2024, the audit practice of Fruci & Associates II, PLLC (“Fruci”) notified Sunstock, Inc. (“Sunstock”) that Sunstock no longer fit in with the future direction of Fruci’s practice and, therefore, that Sunstock should seek another audit firm.

The Report of Independent Registered Public Accounting Firm of Fruci regarding the Company’s financial statements for the year ended December 31, 2023 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such audit report did include an explanatory paragraph regarding the Company’s ability to continue as a going concern.

During the year ended December 31, 2023 and during the interim period from the end of the most recently completed year through September 6, 2024, the date of resignation, there were no disagreements with Fruci on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Fruci, would have caused Fruci to make reference to such disagreement in its report.

The Company provided Fruci with a copy of this Current Report on Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (the “SEC”) and requested that Fruci furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated November 1, 2024, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

16.1	Letter from Fruci & Associates II, PLLC dated November 1, 2024 regarding change in independent registered public accounting firm
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNSTOCK, INC.

Date: November 4, 2024	By:	/s/ Jason C. Chang
	Name:	Jason C. Chang
	Title:	President, Chief Financial Officer
(Principal Executive and Accounting Officer)